Loan From U.S. Small Business Administration (EIDL) (Details Narrative) - EIDL Loan [Member]	Jun. 18, 2020 USD ($)
Proceeds from loan	$ 149,900
Debt maturity term	30 years
Debt instrument, interest rate	3.75%
Debt instrument, description	Installment payments, including principal and interest of $731 monthly will begin 12 months from the date of promissory note. The balance of principal and interest will be payable 30 years from the date of the promissory note.
Debt instrument principal and interest	$ 731